================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JUNE 23, 2006

                              TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-16284               38-2774613
  ----------------------------         -----------         -------------------
  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)                File No.)          Identification No.)

               27335 West 11 Mile Road
                Southfield, Michigan                              48034
       ----------------------------------------                 ----------
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number including area code: (248) 357-2866


       ------------------------------------------------------------
       (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01     OTHER EVENTS

              On July 7, 2006, TechTeam Global, Inc. (the "Company") issued a press release announcing the election of Alok Mohan as Chairman of the Company's Board of Directors. The Press Release of July 7, 2006 is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (D)   THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

EXHIBIT 99.1  TechTeam Global, Inc. Press Release dated July 7, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TECHTEAM GLOBAL, INC.


                                          By /s/ Michael A. Sosin
                                             -----------------------------------
                                             Michael A. Sosin
                                             Vice President, General Counsel and
                                             Secretary

Date: July 7, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ------------------------------------------------------
99.1            TechTeam Global, Inc. Press Release dated July 7, 2006

                                      E-1